 UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: May 15, 2024
(Date of earliest event reported)

 ITT INC.
(Exact name of registrant as specified in its charter)

Indiana	001-05672	81-1197930
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
100 Washington Boulevard
6th Floor
Stamford, CT 06902
(Principal Executive Office)
Telephone Number: (914) 641-2000

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1 per share	ITT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 under the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 under the Securities Exchange Act of 1934 (17 CFR 240.12b-2).                                                 Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On May 15, 2024, the Company held its annual meeting of shareholders (the “Annual Meeting”). There were 78,401,189 shares of common stock represented at the meeting, which was approximately 95% of the shares of common stock that were entitled to vote at the meeting. The following votes were taken at the Annual Meeting.
1.     Election of Directors. At the Annual Meeting, the nine nominees whose names are set forth below were elected as directors, constituting the entire Board of Directors, to serve until the 2025 annual meeting of shareholders or until their respective successors are duly elected and qualified. Relevant voting information for each person was as follows:

	FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
Kevin Berryman	75,173,070	52,220	76,420	3,099,479
Donald DeFosset, Jr.	73,686,925	1,548,757	66,028	3,099,479
Nazzic S. Keene	75,160,814	65,354	75,542	3,099,479
Rebecca A. McDonald	74,037,548	1,202,516	61,646	3,099,479
Christopher O'Shea	75,176,998	59,341	65,371	3,099,479
Timothy H. Powers	74,532,743	702,037	66,930	3,099,479
Luca Savi	74,672,969	558,347	70,394	3,099,479
Cheryl L. Shavers	74,379,378	854,373	67,959	3,099,479
Sharon Szafranski	75,174,515	56,037	71,158	3,099,479
2.     Ratification of Appointment of the Independent Registered Public Accounting Firm. The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2024 fiscal year was ratified by the following vote: 77,429,451 shares for the proposal, 909,722 shares against the proposal and 62,016 shares abstaining.
3.     Advisory Vote on 2023 Named Executive Officer Compensation. The proposal for approval, on an advisory basis, of the 2023 compensation of the Company’s named executive officers was approved by the following vote: 73,580,604 shares for the proposal, 1,613,737 shares against the proposal, 107,369 shares abstaining and 3,099,479 broker non-votes.
4.    Shareholder Proposal Regarding Political Spending. The shareholder proposal that the Company provide additional disclosure regarding political spending was rejected by the following vote: 6,403,486 shares for the proposal, 67,264,331 shares against the proposal, 1,633,893 shares abstaining and 3,099,479 broker non-votes.
There were no other matters presented for a vote at the Annual Meeting.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITT Inc.
(Registrant)

May 16, 2024	By:	/s/ Lori B. Marino
		Name:	Lori B. Marino
		Title:	Senior Vice President, General Counsel and Secretary
(Authorized Officer of Registrant)